UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2023

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
The Hartford Financial Services Group, Inc.
One Hartford Plaza, Hartford, Connecticut 06155
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HIG	The New York Stock Exchange
6.10% Notes due October 1, 2041	HIG 41	The New York Stock Exchange
Depositary Shares, Each Representing a 1/1,000th Interest in a Share of 6.000% Non-Cumulative Preferred Stock, Series G, par value $0.01 per share	HIG PR G	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
The Hartford Financial Services Group, Inc. (the “Company”) held its annual meeting of shareholders on May 17, 2023. Shareholders voted as follows on the matters presented for a vote:

1.The nominees for election to the Company’s Board of Directors were elected to hold office until the 2024 annual meeting of shareholders and until their successors are duly elected and qualified, based upon the following votes:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
LARRY DE SHON	265,876,627	3,044,291	403,169	19,316,067
CARLOS DOMINGUEZ	265,454,060	3,426,825	443,202	19,316,067
TREVOR FETTER	257,736,158	11,219,363	368,566	19,316,067
DONNA JAMES	266,247,014	2,683,169	393,904	19,316,067
KATHRYN MIKELLS	262,153,737	6,800,851	369,499	19,316,067
EDMUND REESE	267,651,397	1,273,679	399,011	19,316,067
TERESA ROSEBOROUGH	264,109,856	4,845,615	368,616	19,316,067
VIRGINIA RUESTERHOLZ	264,436,985	4,455,598	431,504	19,316,067
CHRISTOPHER SWIFT	249,156,517	18,583,432	1,584,138	19,316,067
MATTHEW WINTER	263,760,504	5,135,557	428,026	19,316,067
GREIG WOODRING	265,243,406	3,668,991	411,690	19,316,067

2.The proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
276,322,838	12,065,303	252,013	—

3.The proposal to consider and approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
248,878,257	19,949,954	495,876	19,316,067

4.The shareholder proposal that the Company’s Board adopt and disclose a policy for the time bound phase out of underwriting risks associated with new fossil fuel exploration and development projects was not approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
23,362,098	243,195,594	2,766,395	19,316,067

Item 9.01     Financial Statements and Exhibits

Exhibit No.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

May 19, 2023	By:	/s/ Donald C. Hunt
Name: Donald C. Hunt
Title: Senior Vice President & Corporate Secretary